Exhibit 10.1

EMPLOYMENT AGREEMENT

          EMPLOYMENT AGREEMENT (this “Agreement”) dated as of May 9, 2012, by and between 11 GOOD ENERGY, INC., a Delaware corporation having an office at 4450 Belden Village Street NW, Suite 800, Canton, Ohio 44718 (“11GE”), and Mario Larach (“Larach”) with an address 3575-723 Del Mar Heights Rd., San Diego, CA 92130.

W I T N E S S E T H:

          WHEREAS, 11GE desires to engage the services of Larach as a full-time employee in the role of Chief Executive Officer and Larach desires to become a full-time employee of 11GE in the role of Chief Executive Officer; and

          WHEREAS, both parties desire to clarify and specify the rights and obligations which each shall have with respect to the other in connection with Larach’s employment.

          NOW, THEREFORE, in consideration of the agreements and covenants herein set forth, the parties hereby agree as follows:

1. Employment

Larach hereby agrees to be employed by 11GE, and 11GE hereby agrees to employ Larach, subject to and on the terms and conditions set forth herein.

2. Board of Directors

          (a) Larach agrees to serve as a member of the Board of Directors of 11GE, conditional to 11GE providing directors and officers (D&O) insurance acceptable to Larach. As a member of the Board of Directors of 11GE, Larach shall receive stock, options, or warrant compensation equal to that provided to outside directors. In this respect, 11GE shall grant Larach common stock purchase warrants to purchase 50,000 shares of Common Stock exercisable at $5.00 per share for a period of five years from the date Mr. Larach effectively joins the Board of Directors. See Exhibit 1.

3. Duties and Responsibilities of Larach

          Effective at 9:00 a.m. on the morning following 11 GE filing its Form 10-Q for the quarter ended March 31, 2012 with the Securities and Exchange Commission, Larach shall become Chief Executive Officer of 11 GE. The duties and responsibilities of Larach shall be as assigned by the Board of Directors of 11GE consistent with the role of Chief Executive Officer and general operations of 11GE. Larach understands and agrees that while Larach shall serve as Chief Executive Officer, all employees, consultants, accountants, attorneys and other professionals working on behalf of 11GE shall be hired and/or terminated only with the approval of the Board of Directors. In this respect, Mr. Larach shall not terminate any existing relationships with 11GE’s employees, consultants and professionals, except with the approval of the 11GE Board.

4. Exclusivity of Service

          Larach shall serve as a full-time employee of 11GE located in San Diego, California, and Larach shall not be required to relocate in connection with his employment by 11GE pursuant to this Agreement. During the term of this Agreement, Larach may not engage in business activities for or on behalf of any person or entity other than 11GE which are the same as, similar to, or in competition with business activities carried on by 11GE without its prior written consent.

5. Compensation

          (a) In consideration for Larach’s services to be performed under this Agreement and as compensation therefor, 11GE shall pay to Larach, in addition to all other benefits provided for in this Agreement a base salary at the rate of $10,000 per month, increasing to $16,250 per month at such time as 11GE raises, in one or more transactions, an aggregate of $2 million (the “Larach Salary”). On the date which 11GE raises, in one or more transactions, an aggregate of $2 million Mr. Larach will receive a $20,000.00 signing bonus. All payments of the Larach Salary shall be payable in equal monthly installments on the last business day of each month or otherwise as mutually agreed to by the parties. The Larach Salary shall not be decreased during the Term (as defined below).

          (b) In addition to the Larach Base Salary, Larach shall be entitled to salary increases, bonuses, stock based compensation and other benefits as determined by the 11GE’s Board of Directors in its sole discretion.

          (c) Upon the execution of this Agreement, 11GE shall award to Larach warrants purchase to aggregate amount of 200,000 shares (50,000 vested immediately and 50,000 at each yearly anniversary) of the 11GE’s common stock at the exercise price of $5.00 per share (the “Signing Warrants”). The Signing Warrants shall have a term of five years from the date of this Agreement. The Signing Warrants shall all be in the form appended hereto as Exhibit 2 shall provide the holder with a cashless exercise option that, if the price of the common stock trades above $15.00 per share for 10 consecutive days,

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the cashless option is triggered. Upon Larach’s exercise of the Signing Warrants, Larach agrees not to sell, transfer, pledge or assign the shares received upon exercise of the Signing Warrants for a period of six months from the exercise date(s) of the Signing Warrants.

6. Six-Month Review

          (a) Six months after commencement of this Agreement, Mr. Larach and the 11GE Board of Directors shall meet to review performance as compared to 11GE Board of Directors expectations. The 11GE Board of Directors expectations shall be based on Larach’s performance objectives appended hereto as Exhibit 3.

          (b) Notwithstanding anything contained herein to the contrary, the compensation of Larach (and other terms of this Agreement) shall be reviewed by the Board of Directors or Compensation Committee of the Board during this meeting. At that time, Larach and 11 GE will mutually agree on any compensation changes, excluding any decrease in the Larach Salary, to Larach’s employment agreement. In the event the parties cannot agree on such changes, then either party may terminate this agreement and Larach shall be paid his compensation solely through the date of his termination notwithstanding anything contained elsewhere in this Agreement.

7. Benefits and Indemnification

          (a) Annually, Larach shall be entitled to paid vacation to be taken in amounts and at times mutually and reasonably agreed upon by Larach and 11GE in addition to all other holidays established as part of 11GE’s standard practices, but in no event shall such paid vacation be less than two weeks per year.

(b) 11GE By Laws shall have an indemnification provision stating that the corporation shall indemnify any Director or Officer or any former Director or Officer, to the full extent permitted by law.

          (c) 11GE confirms to Larach that as of the date of execution of this Agreement, 11GE has certain outstanding tax obligations but is otherwise current on all State and Federal filings. 11GE confirms that Larach, as a newly appointed corporate officer, shall not be liable for any outstanding tax obligations accrued prior to the date of this Agreement. 11GE confirms that arrangements have been made to satisfy these outstanding obligations.

8. Health Insurance or Benefits.

          Upon the commencement of this Agreement, 11GE has no life, health, hospitalization, dental or a 401(k) plan. Upon receipt of additional financing, 11GE will endeavor to obtain this coverage and to provide these benefits to Larach to the same extent that such benefits are provided to other employees in accordance with the 11GE

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corporate policy. Until additional financing is received by 11GE, Larach shall retain Larach’s own health and hospitalization insurance for Larach and Larach’s family and 11GE shall be responsible to reimburse him for $1,000 per month and said reimbursement shall be due no later than 14 days following the date of Larach’s submission of a reimbursement request.

9. Term of Employment

          The term of Larach’s employment hereunder shall commence on the date hereof and continue for a period of two (2) years (the “Term”), unless terminated prior thereto in accordance with Section 10 hereof. In the event that 11GE has not raised, at least $2 million in financing for its operations by October 1, 2012, then, at the 11GE’s option, 11GE may notify Larach that it is electing to shorten the term of this Agreement by one month for each two month period after October 1, 2012 that elapses before 11GE raises, in one or more transactions, an aggregate of at least $2 million in financing. In the event that 11GE raises, in one or more transactions, an aggregate of $2 million, the term of this Agreement may, at 11GE’s sole option, be extended to expire two years after the date that 11GE raises, in one or more transactions, an aggregate of $2 million.

10. Termination

The following provisions pertaining to termination are in addition to the termination provisions contained in Section 6(b) of this Agreement.

(a) Termination.

                              (i) 11GE Termination. Notwithstanding the terms of this Agreement, the 11GE may terminate this Agreement for cause (“Cause”) in the event (a) of Larach’s commission of an act involving fraud, embezzlement, or theft against the property or personnel of 11GE, (b) Larach shall be convicted of, or plead nolo contendere to a felony or engages in other criminal conduct that could reasonably be expected to have a material adverse effect on the business, assets, properties, prospects, results of operations or financial condition of 11GE; or (c) Larach intentionally fails to follow the reasonable directions of 11GE’s Board of Directors after 11GE has provided notice to Larach and a reasonable period to cure, which period shall in no event be less than 30 calendar days.

                              (ii) Larach Termination. Notwithstanding the terms of this Agreement, Larach may terminate this Agreement in the event that (a) 11GE fails to make a payment of the Larach Base Salary or fails to cure any such breach within 30 days, (b) Signing Warrants are not issued upon the execution of this Agreement, or (c) 11GE breaches a material provision of this Agreement which is not cured within 30 days after Larach provides 11GE with notice of such breach. In the event Larach terminates this Agreement pursuant to this Section 10(a)(ii), 11GE shall continue to be obliged for (x) either the Larach Base Salary through the Term in the event 11GE at the date of his termination has raised, in one or more transactions, an aggregate of $2 million by the

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Termination Date or the Larach Base Salary through the Termination Date of this Agreement in the event 11GE at the date of his termination has not raised, in one or more transactions, an aggregate of $2 million by the Termination Date and (y) any applicable bonuses, any pro-rata performance bonus for any partial year based on performance of 11GE for the year, or if performance results are not available, based on Larach’s performance bonus for the immediately prior year, in each case earned and unpaid through the effective date of termination.

                    (b) Death or Disability. 11GE may terminate this Agreement upon the disability or death of Larach by giving written notice to Larach. In the case of disability, such termination will become effective immediately upon the giving of such notice unless otherwise specified by 11GE. For purposes of this Section 10(b), “disability” shall mean that for a period of more than two consecutive months in any 12-month period Larach is unable to perform the essential functions of his position because of physical, mental or emotional incapacity resulting from injury, sickness or disease. Upon any such termination, 11GE shall be relieved of all its obligations under this Agreement, except the Larach Base Salary, any applicable bonuses, any pro-rata performance bonus for any partial year based on performance of 11GE for the year, or if performance results are not available, based on Larach’s performance bonus for the immediately prior year, in each case earned and unpaid through the effective date of termination. Nothing in this provision is intended to violate state or federal laws.

11. Violation of Other Agreements and Authority

                  Larach represents and warrants to 11GE that he is legally able to enter into this Agreement; that he is not prohibited by the terms of any agreement, understanding or policy from entering into this Agreement; that the terms hereof will not and do not violate or contravene the terms of any agreement, understanding or policy to which Larach is or may be a party, or by which Larach is bound; that as of the date hereof Larach is under no physical or mental disability that would materially interfere with the performance of his duties under this Agreement. Larach agrees that it is a material inducement to 11GE that Larach make the foregoing representations and warranties and that they be true in all material respects.

12. 11GE Authority Relative to this Agreement

          11GE has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of 11GE has duly authorized the execution and delivery of this Agreement by 11GE and the consummation by 11GE of the transactions contemplated on its part by this Agreement, and no other corporate proceedings on the part of 11GE are necessary to authorize this Agreement or for 11GE to consummate the transactions contemplated by it. 11GE has duly executed and delivered this Agreement and it is a valid and binding Agreement of 11GE, enforceable against 11GE in accordance with its terms, subject to bankruptcy or insolvency laws affecting creditors’ rights generally and to general principles of equity.

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13. Notices

          Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section.

14. Waivers

          No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

15. Preservation of Intent

          Should any provision of this Agreement be determined by a court having jurisdiction in the premises to be illegal or in conflict with any laws of any state or jurisdiction or otherwise unenforceable, 11GE and Larach agree that such provision shall be modified to the extent legally possible so that the intent of this Agreement may be legally carried out.

16. Entire Agreement

          This Agreement sets forth the entire and only agreement or understanding between the parties relating to the subject matter hereof and supersedes and cancels all previous agreements, negotiations, letters of intent, correspondence, commitments and representations in respect thereof among them, and no party shall be bound by any conditions, definitions, warranties or representations with respect to the subject matter of this Agreement except as provided in this Agreement.

17. Inurement; Assignment

          The rights and obligations of 11GE under this Agreement shall inure to the benefit of and shall be binding upon any successor of 11GE or to the business of 11GE subject to the provisions hereof. Neither this Agreement nor any rights or obligations of Larach hereunder shall be transferable or assignable by Larach.

18. Amendment

This Agreement may not be amended in any respect except by an instrument in writing signed by the parties hereto.

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19. Headings

The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

20. Counterparts

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

21. Governing Law

This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of California, without giving reference to principles of conflict of laws.

22. Jurisdiction; Service of Process.

          Each party (a) consents to the personal jurisdiction of any state or federal court located in the county of San Diego, California (and any corresponding appellate court) in any proceeding arising out of or relating to this Agreement, (b) waives any venue or inconvenient forum defense to any proceeding maintained in such courts and (c) except as otherwise provided in this Agreement, agrees not to initiate any proceeding arising out of or relating to this Agreement in any other court or forum. Process in any such proceeding may be served on any party anywhere in the world.

[Signatures Follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

11 GOOD ENERGY, INC.

By:

	Gary R. Smith,	Mario Larach
Interim Chief Executive Officer

Exhibit 1

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

EXERCISABLE UNTIL ON OR BEFORE MAY 9, 2017
5:00 P.M., CALIFORNIA TIME

Warrant No. 1

11 GOOD ENERGY, INC.

          This warrant certificate (the “Warrant Certificate”) certifies that MARIO LARACH or registered assigns, is the registered holder (the “Holder”) of Warrants to purchase, at any time until 5:00 P.M. California time on May 9, 2017 (the “Expiration Date”), up to 50,000 fully-paid and non-assessable shares, subject to adjustment in accordance with Section 6 hereof (the “Warrant Shares”), of the common stock (the “Common Stock”), of 11 GOOD ENERGY, INC., a Delaware corporation (the “Company”), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a “Warrant” and, collectively, as the “Warrants.” This Warrant Certificate is being delivered in connection with the terms of an Employment Agreement dated May 9, 2012.

          1. Exercise of Warrants. This Warrant is initially exercisable to purchase 50,000 Warrant Shares at an initial exercise price of $5.00 per share, subject to adjustment as set forth in Section 6 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company’s principal offices (presently located at 4450 Belden Village Street N.W., Suite 800, Canton, OH 44718), the registered holder of the Warrant Certificate shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a

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new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

          2. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

          This Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

          3. Restriction on Transfer of Warrants and Warrant Shares. The Holder of this Warrant Certificate, by its acceptance thereof, represents and warrants to, and covenants and agrees with the Company that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired for the Holder’s own account as an investment and not with a view to the resale or distribution thereof and understands that the Warrants and the Warrant Shares are not registered under the Act or any state securities or blue sky laws and, therefore, may not be transferred unless such securities are either registered under the Act and any applicable state securities law or an exemption from such registration is available. The Holder of this Warrant Certificate acknowledges that the Holder has been provided with an opportunity to ask questions of representatives of the Company concerning the Company and that all such questions were answered to the satisfaction of the Holder. In connection with any purchase of Warrant Shares the Holder agrees to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

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          4. Redemption Rights of Warrants. [Left blank intentionally.]

          5. Exercise Price

                    (a) Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $5.00 per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 6 hereof.

                    (b) Exercise Price. The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

          6. Adjustments of Exercise Price and Number of Warrant Shares.

                    6.1 Dividends and Distributions. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution. For purposes of any computation to be made in accordance with the provisions of this Section 6.1, the Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

                    6.2 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                    6.3 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                    6.4 Reclassification and Consolidations. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which

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does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

                    6.5 Determination of Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

                    6.6 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares shall be adjusted pursuant to this Section 6, the Company provide written notice to the Holder, with reasonable detail of the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares after giving effect to such adjustment.

          7. Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

          8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

          9. Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such

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exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

          10. Notices to Warrant Holders. Nothing contained in this Warrant shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise then out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for shares of Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

          (d) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

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          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 1 of this Warrant or to such other address as the Company may designate by notice to the Holders.

          12. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          13. Governing Law.

                    13.1 Choice of Law. This Warrant shall be deemed to have been made and delivered in the State of Delaware and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

                    13.2 Jurisdiction and Service of Process. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate shall be instituted exclusively in the Supreme Court of California or in the United States District Court for the Southern District of California, (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of California or the United States District Court for the Southern District of California in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of California or in the United States District Court for the Southern District of California, and (b) agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS-CLAIM ASSERTED IN ANY SUCH ACTION.

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14. No Impairment of Rights. The Company will not, by amendment of its charter documents or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the __________ day of May, 2012.

11 GOOD ENERGY, INC.

By:

Gary R. Smith, Chief Operating Officer

(Corporate Seal)

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[FORM OF ELECTION TO PURCHASE]

                    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a certified check payable to the order of 11 Good Energy, Inc. in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________________________________, whose address is ________________ _______________________________________________________________, and that such certificate be delivered to ________________________, whose address is ____________________ _____________________________________.

Dated:	Signature:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other
Identifying Number of Holder)

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ASSIGNMENT FORM

The undersigned, being the true and lawful owner of Holder Warrants to purchase shares of Common Stock of 11 Good Energy, Inc. hereby assigns and transfers unto:

Name:

(Please typewrite or print in block letters)

Address:

Social Security Number/ Federal ID:

the right to purchase Common Stock of _____________ represented by this Warrant to the extent of ________________________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the same on the books of 11 Good Energy, Inc. with full power of substitution in the premises.

Dated:

Name of Registered Holder

Signature

Signature, if held jointly

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Exhibit 2

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

EXERCISABLE UNTIL ON OR BEFORE MAY 9, 2017
5:00 P.M., CALIFORNIA TIME

Warrant No. 1

11 GOOD ENERGY, INC.

          This warrant certificate (the “Warrant Certificate”) certifies that MARIO LARACH or registered assigns, is the registered holder (the “Holder”) of Warrants to purchase, at any time until 5:00 P.M. California time on May 9, 2017 (the “Expiration Date”), up to 200,000 fully-paid and non-assessable shares, subject to adjustment in accordance with Section 6 hereof (the “Warrant Shares”), of the common stock (the “Common Stock”), of 11 GOOD ENERGY, INC., a Delaware corporation (the “Company”), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a “Warrant” and, collectively, as the “Warrants.” This Warrant Certificate is being delivered in connection with the terms of an Employment Agreement dated May 9, 2012.

          1. Exercise of Warrants. This Warrant is initially exercisable to purchase 200,000 Warrant Shares at an initial exercise price of $5.00 per share, subject to adjustment as set forth in Section 6 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company’s principal offices (presently located at 4450 Belden Village Street N.W., Canton, Ohio 44718), the registered holder of the Warrant Certificate shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

          1A. Net Issuance. In the event the Company’s Common Stock is trading in the Over-the-Counter Market or on an exchange or NASDAQ at a price above $15.00 per share for ten consecutive trading days, then the holder of this Warrant may utilize the provisions provided for under Paragraph 1A to exercise this Warrant. In addition to exercise of this Warrant as provided in Section 1 above, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder pursuant to the cashless exercise.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (at the time of such calculation).

A = the fair market value of one share of the Company’s Common Stock.

B = the Exercise Price (as adjusted to the date of such calculation).

          For purposes of this Section 1A, the fair market value of one share of the Company’s Common Stock shall be determined as follows:

          (a) If the Company’s Common Stock, at the time of exercise pursuant to this Section 1A, is listed on (a) a national securities exchange, the fair market value per share shall be the average closing price over the five (5) trading days prior to the date of determination of fair market value according to the closing prices published in The Wall Street Journal with respect to such period or (b) the OTC Bulletin Board, the fair market value per share shall be the average of the closing bid and asked prices quoted in the Over-The-Counter Market Summary over the five (5) trading days prior to the date of determination of fair market value.

          (b) Otherwise, the fair market value of one share of the Company’s Common Stock shall be determined by the Company’s Board of Directors in good faith.

          For purposes of Rule 144 promulgated under the Act (as defined herein), it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

          This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such securities as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) business days after such date, the Company at its expense shall issue and deliver, to the person or persons entitled to receive them, certificates and/or instruments representing the Warrant Shares as to which the Holder has so exercised this Warrant in the name of the Holder or its designee. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant has not been exercised.

          The Company hereby represents and warrants that the Warrant Shares issuable upon the exercise of this Warrant, when issued, sold and delivered, will be duly and validly authorized and issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the recipient of the Warrant Shares).

          2. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

          This Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

          3. Restriction on Transfer of Warrants and Warrant Shares. The Holder of this Warrant Certificate, by its acceptance thereof, represents and warrants to, and covenants and agrees with the Company that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired for the Holder’s own account as an investment and not with a view to the resale or distribution thereof and understands that the Warrants and the Warrant Shares are not registered under the Act or any state securities or blue sky laws and, therefore, may not be transferred unless such securities are either registered under the Act and any applicable state securities law or an exemption from such registration is available. The Holder of this Warrant Certificate acknowledges that the Holder has been provided with an opportunity to ask questions of representatives of the Company concerning the Company and that all such questions were answered to the satisfaction of the Holder. In connection with any purchase of Warrant Shares the Holder agrees to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

          4. Redemption Rights of Warrants. [Left blank intentionally.]

          5. Exercise Price

          (a) Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $5.00 per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 6 hereof.

          (b) Exercise Price. The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

          6. Adjustments of Exercise Price and Number of Warrant Shares.

                    6.1 Dividends and Distributions. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution. For purposes of any computation to be made in accordance with the provisions of this Section 6.1, the Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

                    6.2 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                    6.3 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                    6.4 Reclassification and Consolidations. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

                    6.5 Determination of Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

                    6.6 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares shall be adjusted pursuant to this Section 6, the Company provide written notice to the Holder, with reasonable detail of the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares after giving effect to such adjustment.

          7. Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

          8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

          9. Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

          10. Notices to Warrant Holders. Nothing contained in this Warrant shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise then out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for shares of Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

          (d) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 1 of this Warrant or to such other address as the Company may designate by notice to the Holders.

          12. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          13. Governing Law.

                    13.1 Choice of Law. This Warrant shall be deemed to have been made and delivered in the State of Delaware and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

                    13.2 Jurisdiction and Service of Process. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate shall be instituted exclusively in the Supreme Court of California or in the United States District Court for the Southern District of California, (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of California, or the United States District Court for the Southern District of California in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of California or in the United States District Court for the Southern District of California, and (b) agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS-CLAIM ASSERTED IN ANY SUCH ACTION.

          14. No Impairment of Rights. The Company will not, by amendment of its charter documents or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 9th day of May, 2012.

11 GOOD ENERGY, INC.

By:

Gary R. Smith, Chief Operating Officer

(Corporate Seal)

[FORM OF ELECTION TO PURCHASE]

                    (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                    (2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1A, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1A.

                    (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                    ___________________________________________, whose address is ________________________________________________________, and that such certificate be delivered to ___________________, whose address is ____________________ ______________________________.

Dated:	Signature:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other
Identifying Number of Holder)

ASSIGNMENT FORM

The undersigned, being the true and lawful owner of Holder Warrants to purchase shares of Common Stock of 11 Good Energy, Inc. hereby assigns and transfers unto:

Name:

(Please typewrite or print in block letters)

Address:

Social Security Number/ Federal ID:

the right to purchase Common Stock of _____________ represented by this Warrant to the extent of _______________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________________________ Attorney, to transfer the same on the books of 11 Good Energy, Inc. with full power of substitution in the premises.

Dated:

Name of Registered Holder

Signature

Signature, if held jointly

Exhibit 3

Degree of execution of the items below is highly dependent on the availability and amount of operating capital.

1.	Build an Executive Team

	a.	Identify Team Member Candidates
	b.	Engage Team Members as Consultants
	c.	Transition Team Members as Full-Time-Employees
	d.	Establish individual and company performance metrics (in tactical execution plan)

2.	Restart Production at the Magnolia Facility

	a.	Increase Sales and Market Traction for G2
	b.	Increase Sales and Market Traction for Crude Glycerin
	c.	Improve operational efficiencies

3.	Support Fund Raise

	a.	Review and Edit Company Materials
	b.	Review and Edit or Create, as the case may be, a 3 year strategy plan
	c.	Review and Edit or Create, as the case may be, a 1-year tactical execution plan with technical, strategic, and financial milestones, and including individual and company performance metrics
	d.	Build company awareness through PR and Investor Road shows
	e.	Advance potential investor discussions, potential joint-venture discussion, potential strategic customer discussions.
	f.	Assist in securing interim and/or long-term funding to execute on the strategic and tactical plans

4.	Improve Shareholder Value

	a.	Reposition the organization
	b.	Review and Oversee current litigation
	c.	Establish corporate oversight and policies to minimize additional legal issues
	d.	Establish financial oversight to improve financial picture with the objective of becoming (a) operationally sufficient (b) a profitable and growing entity, and (c) improving shareholder value